Exhibit (17)(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll free [ ], or go to the website: [ ].

3.	Follow the recorded or on-screen directions.

4.	Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON PARTNERS EQUITY TRUST LEGG MASON PARTNERS CONVERTIBLE FUND	PROXY

SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 24, 2009

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Partners Convertible Fund (the “Acquired Fund”), a series of Legg Mason Partners Equity Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia and Harris C. Goldblat as attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund to be held on November 24, 2009, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [October     ], 2009 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: [ ]
VOTE VIA THE INTERNET: [ ]
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2009
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Partners Convertible Fund (the “Acquired Fund”), a series of Legg Mason Partners Equity Trust, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Capital and Income Fund (the Acquiring Fund”), a series of Legg Mason Partners Equity Trust, to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

FOR	AGAINST	ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

FOR	AGAINST	ABSTAIN

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll free [ ], or go to the website: [ ].

3.	Follow the recorded or on-screen directions.

4.	Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON PARTNERS EQUITY TRUST LEGG MASON PARTNERS EQUITY INCOME BUILDER FUND	PROXY

SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 24, 2009

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Partners Equity Income Builder Fund (the “Acquired Fund”), a series of Legg Mason Partners Equity Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia and Harris C. Goldblat as attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund to be held on November 24, 2009, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [October     ], 2009 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: [ ]
VOTE VIA THE INTERNET: [ ]
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2009
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Partners Equity Income Builder Fund (the “Acquired Fund”), a series of Legg Mason Partners Equity Trust, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Capital and Income Fund (the Acquiring Fund”), a series of Legg Mason Partners Equity Trust, to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

FOR	AGAINST	ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

FOR	AGAINST	ABSTAIN